UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
 (Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
 (Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
 (Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  June 30, 2018

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2018

PROSPECTOR FUNDS, INC.

July 30, 2018

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

“Reminds me of that fella back home who fell off a ten-story building.  As he was falling, people on each floor kept hearing him say, ‘so far so good’ . . . well, so far so good.”

–  Steve McQueen from “The Magnificent Seven”

We stand here today almost a decade since the end of the Great Recession.  Since then, we have witnessed one of the greatest bull markets in history which has been largely fueled by the Federal Reserve and their uncharted experiment in monetary policy.  So far, there have been seven rate hikes since we effectively hit “zero” in 2008 and it looks like there could be 1-2 more rate hikes in 2018.  Having recently re-watched John Sturges’ classic western “The Magnificent Seven,” we can’t help but draw a parallel between Steve McQueen’s famous quote and the policy of the Federal Reserve throughout this unique economic cycle.  To date, the Fed has been able to say “well, so far so good” since raising rates off of zero for the first time in history and with no meaningful negative repercussions as the U.S. economy continues to improve and emerge from the tepid growth pattern since the end of the great financial crisis. Regardless of these better economic conditions, we believe that the Fed is hastening the economy’s “fall” and the period of time until the next downturn begins via their aggressive stance on additional rate hikes.

As of the end of June, the U.S. 10-year / 2-year rate spread stands at a mere 33 basis points.  This is the lowest spread we have seen since August, 2007 and well below the 10-year average of 176 basis points.  With 1-2 additional rate hikes on the horizon in 2018, we have to consider an inverted yield curve scenario.  The last time the yield curve inverted was in 2006 / 2007, shortly before the Great Recession.  Prior to that, the curve went inverted in the year 2000, just prior to the 2001 recession and the bursting of the tech bubble.  On top of this, the 1990 and the 1981-1982 recession was preceded by an inverted yield curve.  Although not perfect, an inverted yield curve has proven a fairly reliable leading indicator of an economic slowdown.

Despite the flat current slope of the yield curve and the new wrinkle of dovish jawboning from President Trump, the Federal Reserve has indicated that further rate hikes are indeed necessary.  In the March Fed Open Market Committee meeting, the committee stated their belief that the economy will continue to strengthen and that inflation will accelerate to their 2% objective over the medium term.  Recent testimony from Jerome Powell, Fed Chairman, supports this point of view. Overall, the Fed is painting a sanguine picture for the economy going forward and the need for additional rate hikes.

While we agree that the economic environment remains strong, we are starting to see the first few warning signs on the horizon.  For example, we see some initial cracks in the credit quality of the U.S. consumer.  While credit card delinquencies and net charge offs have moved up slightly at large banks in recent months, we have seen a dramatic spike in charge offs at small banks.  In fact, the last time we saw charge offs this high for small banks was in 2008.  In the run up to the last recession, credit card losses accelerated for small banks before they did so for the large banks.  Additionally, the subprime delinquency rate for non-bank auto lenders is nearing recession era levels and traditional banks are seeing some increase in delinquency rates as well.  Finally, economic forecasts indicate that consumer debt formation will begin to exceed income growth this year and reach near pre-crisis levels in the next few years.

In the end, this leaves the Federal Reserve with a difficult balancing act to perform.  On the one hand, they are likely paying close attention to these aforementioned signs of credit deterioration.  However, the Fed can’t sit idle while the economy points to accelerating growth and higher inflation.  At the end of the day, they will continue to raise rates going forward in order to keep inflation in check, moderate economic growth, and restore “dry powder” rate cutting capability to soften the impact of the next economic downturn when it inevitably occurs.

PROSPECTOR FUNDS, INC.

In addition to the aforementioned concerns, a prominent issue facing U.S. equity investors is the shape, scope, and length of the various tariffs imposed in international trade between the U.S. and its principal trading partners, especially China and Europe.  What began in late January with U.S. imposed tariffs on solar panels and washing machines from our traditional trading partners such as Japan, Canada, Mexico, and the European Union and escalated with the late February announcement by President Trump of tariffs on imported steel and aluminum, has morphed into a larger scale conflict.  On July 6, tariffs on $34 billion of Chinese goods were unveiled with President Trump threatening to extend tariffs onto as much as $450 billion of Chinese products.  Not surprisingly, all our trading partners have responded or announced an intent to respond in kind with their own tariffs on U.S. export products including Kentucky bourbon and Harley Davidson motorcycles.  So far, the U.S. has actually enacted tariffs on $85 billion worth of imported goods, roughly 3.5% of our overall imports, which isn’t that big a deal yet.  It’s the outstanding tariff threats which total more than $750 billion that are greater cause for concern.

The crux of the issue is the assertion by the U.S. government that current “free trade” practices do not represent “fair trade.”  If the current bare knuckle tactics cause enough economic strain in places like China and Europe that their leaders buckle and enter revised trade arrangements more favorable to the U.S., this episode will prove a big win for the U.S., President Trump and his renowned negotiating prowess.  If instead we settle into a protracted period of escalating tariffs and more expensive costs for both imports and exports, it will be difficult to identify any winner.  At Prospector we worry about fighting a trade war on so many fronts simultaneously. It may become too confusing and problematic to be manageable, even by the most experienced of hands.  Actions spark reactions, and second and third order consequences can be surprising. It reminds us of the old military adage “No plan survives the first contact intact.”  So the economic risks are elevated in the immediate future.

While we have become incrementally more cautious on the length of the current business cycle, we are not sounding the horn on a recession (nor do we have the ability to do so with a high degree of confidence).  Going back to the quote that started this letter, we believe we have fallen 7-8 stories and the economy has fewer floors left to pass before the next downturn.  How many floors are left is the key unknown.  In our view, each incremental rate hike dampens the economic picture slightly and hastens the onset of the next slowdown.  Even if the Fed pushes us to an inverted curve, that certainly doesn’t guarantee a recession is imminent.  In fact, the economy has often experienced 1-2 years of continued growth after a curve inversion.  In addition, tax reform could likely push the recession clock out further.

As a reminder, we construct your portfolios at Prospector with a heavy reliance on two value investing techniques: sustainable free cash flow yield and discount to private market value.  A related, further staple of our investment philosophy is to generally steer clear of individual investments with high levels of financial leverage or economic cyclicality.  One of the advantages of this approach is the portfolio has inherent hedging from an adverse move in the economic cycle.  The outcomes that typically emerge from sustained rate hikes and/or a trade war are slower economic growth and potential recession.  Holdings that generate sustainable free cash flow rarely experience a margin call where they are forced to refinance themselves during an economic downturn.  They also tend to exhibit strong balance sheets.  As such, we believe wholesale portfolio changes are somewhat less likely during an economic downturn for Prospector portfolios and we strive always to position the portfolios in a way so that they should perform decently in the event of a recession, yet have the potential to prosper should this period of economic growth continue.

Take for example a recent addition to both Prospector Opportunity Fund and Prospector Capital Appreciation Fund, the New Jersey based Kearny Financial Corp. (KRNY).  We first became interested when KRNY bought Clifton Bancorp (CSBK) a company with which we were very familiar.  After multiple meetings and calls with

PROSPECTOR FUNDS, INC.

CSBK and KRNY management, we like the deal and expect it to be 40% accretive to KRNY’s 2019E EPS with reasonable tangible book value dilution of 2.3% and an acceptable earn-back period of about two and a half years.  We are also attracted to the strength of KRNY’s balance sheet and their potential to navigate through a recession should one occur.  For example, KRNY will likely have a significant capital cushion with an 18% tangible common equity to total asset ratio post deal close, which has the potential to help insulate it against potential loan losses.  In addition, while thinly capitalized peers could be raising capital and diluting shareholders if a recession hits, KRNY would likely be able to buy back stock on a decline (thus limiting the drop in its stock price via its own buying) and / or acquire struggling competitors.  Even if a recession does not occur, we are confident in KRNY’s ability to deploy incremental capital and grow their ROE profile over time via organic growth and accretive capital management.  Also, post the CSBK deal, KRNY is a prime merger and acquisition (“M&A”) target based on our own proprietary analysis which provides additional upside potential.

Outside of financials, we look for strong, segment-leading companies with solid balance sheets that we believe have the ability to grow with or better than the economy over time.  Cleveland-based, Ireland domiciled, Eaton Corp. (ETN – owned in Prospector Capital Appreciation Fund) fits that bill.  With over $21 billion in expected sales in 2018, it is a large, global, diversified manufacturer of power management products.  About two thirds of sales are in electrical products, systems, and services.  The remaining third is in hydraulics, transmissions, and related products.  Electrical serves a wide variety of sophisticated needs, including data centers, the technology industry, heavy and light industry, non-residential construction, and utilities.  The non-electrical products serve aerospace, trucks, auto, farm and construction equipment, and general industry.  The Company has 60% of sales in the U.S. and Canada, 21% in Europe, and 19% in the rest of the world.

Our core thesis is twofold.  Firstly, in a world that is increasingly becoming electrified, ETN should have the opportunity to grow in line with or faster than the underlying economy over the long term, despite its cyclicality.  Secondly, ETN could earn upwards of 40% incremental margins on any sales growth into currently strengthening industrial end markets due to its demonstrated ability to control costs.  So long as fears of global trade war are kept at bay, Eaton and other industrials have good opportunity from tax reform encouraging reinvestment in U.S.-based manufacturing.

Furthermore, we see three underlying “options” in Eaton that might prove valuable over time.  Management is aware of these options and is doing the necessary work to move the ball forward.  First, penetrating smart technologies into industrial systems, the so-called “Internet of Things,” will be closely tied in with industrial electrical systems.  Eaton should be able to lever its broad electrical prowess to participate and take extra share of the new industrial technologies.  Second, management suggests electrified vehicles are a significant, though long-term, opportunity.  They describe their content on an electrical vehicle as being “much” higher than on a traditional vehicle.  It is for this opportunity in vehicles that management is currently focused on retaining the diversified group structure.  They hope their customer relationships in hydraulics will give them a leg up on the competition as these automakers’ product mix move towards electrification.  Finally, if the electrical vehicle market does not pan out over the coming years as management and the market currently expect, we believe there is always the option to sell or spin the valuable hydraulic and transmission assets.

CEO Craig Arnold is still relatively new on the job after succeeding long-time CEO Alexander “Sandy” Cutler in 2016.  So far he looks to be steering a steady course, focusing on the balance sheet, continuing the focus on costs, and pointing the team towards the new power management opportunities ahead.

Eaton has a solid balance sheet with about 1.8x Debt to EBITDA, and A-/Baa1 credit ratings (as rated by Standard & Poors and Moody’s).  After raising debt in 2012 to acquire electrical equipment peer Cooper Industries, Eaton

PROSPECTOR FUNDS, INC.

management executed well and delivered on their promises to reduce debt to the current level.  We would expect shareholder friendly action to outweigh debt reduction from here.  With free cash flow guidance of $2.3-2.5 billion in 2018 (yielding a strong 5.4%-5.9% FCF / Enterprise Value), management should be able to fund a number of shareholder friendly options such as buybacks and dividends.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund advanced 2.40% for the six months ended June 30, 2018 compared to 7.66% for the Russell 2000 Index and 2.35% for the Russell Midcap Index.  The Consumer Discretionary sector helped performance, with our stocks outperforming the benchmark substantially. The largest contributors to this performance were Noodles and Co (NDLS) and Ruth’s Hospitality (RUTH). Noodles has experienced a dramatic turnaround in sales performance driven by the closure of underperforming units, a slimmed down menu, and the introduction of Zoodles, a healthy zucchini alternative to pasta.

Your portfolio was also helped by a recovery in energy prices and stocks. A prime driver of our strong performance in this sector was healthy gains from Hess (HES) and Noble (NBL). Both stocks are highly levered toward higher oil prices, which has helped the stocks as WTI Crude Oil rallied from about $60 at the start of the year to just under $75 at June 30.

Performance in the Financial Services sector was disappointing, as our stocks were relatively flattish despite the takeover of Validus at a 45% premium to where it closed at year end 2017. The largest performance drag during the quarter were from our asset management holdings, with Franklin (BEN), Invesco (IVZ), and Federated (FII), all declining during the first six months of the year.

We initiated a position in Mercury General Corporation (MCY), a domestic property-casualty insurance company.  The company has a favorable mix of business (predominantly personal lines), with an ability to raise prices in the current environment.  The stock has sharply lagged its peer group over the last eighteen months, as adverse reserve development has negatively impacted reported results.  However, our reserve analysis suggests that these reserve increases should not persist indefinitely.  The company remains well-capitalized, with below-average debt leverage and reserve risk, given the nature of the liabilities associated with a personal lines book of business.

The current valuation attributed to shares (1.6x tangible book value; 16x 2019 estimated earnings) is reasonable on an absolute basis, attractive relative to peers and a discount to MCY’s private market value.  For example, a peer company, Infinity Property and Casualty Corp. was recently acquired at a 2.2x tangible book value price.  Short interest is high (11 days to cover) and the sell-side is disinterested (0 buy ratings; 2 hold ratings; 1 sell rating).  We feel that the risk/reward is attractive and have collected a 5.5% dividend yield while we wait for the reserve picture to improve.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund gained 1.59% for the six months ended June 30, 2018 compared to 2.65% for the S&P 500 Index.  Our energy common stock holdings, including Hess (HES), Noble Energy (NBL), Suncor (SU), and Imperial Oil (IMO-TSE) were the top contributors to performance as oil rallied and our names outperformed the larger, S&P 500 major oil and gas peers. The Fund’s next top contributing sectors were technology and consumer discretionary (which were the biggest S&P 500 gainers during the first half).  However, our relative underweighting to those sectors was the biggest reason for the Fund’s underperformance versus the overall market.  Convertible securities holdings also contributed nicely during the period (more on that below).  Consumer staples stocks were the biggest detractors to performance, as the sector continues to be out of favor in this growth-stock fueled market.

PROSPECTOR FUNDS, INC.

During the first half of the year, portfolio changes were dominated by movements within the convertible holdings.  Specifically, we took advantage of a January pullback in Chart Industries’ stock (GTLS) as oil sold off (Chart processes and transports liquefied natural gas, or LNG, which tends to correlate with oil) to trade out of our August, 2018 converts and into the company’s 2024 maturities.  While the 2024 securities were purchased at a slight premium to par, we viewed that issue as more attractive than the 2018 converts, which we sold close to par (in addition to the longer time horizon, the 2024’s have a convert option that is in the money at about $59 per GTLS share, vs. $69 for the 2018 maturities).  Soon after making the swap, oil recovered, and GTLS reported earnings which were well-received, causing the stock to rally from a low of $43.50 to $61.68 at June 30.  The Chart converts were a top five contributor to performance during the first half of 2018.

We made a similar swap out of our Akamai Technologies (AKAM) convert, which matures in February, 2019, into their 2025 maturity security.  Both issues were trading close to par at the time of the transaction, but we looked favorably upon gaining a significant amount of time until the new issue matures while only giving up a small amount of upside (the 2025 securities’ strike price for conversion is roughly 6% higher than the 2019’s).  Notably, Akamai has recently added two directors nominated by activist, Elliott Management to its board, and is reportedly looking into strategic alternatives.

The largest sale during the period was our Shutterfly (SFLY) converts, which matured in May.  However, not before Shutterfly, the leader in online photo storage and sharing, rallied 28% in a single day, and over 85% through the maturity date (May 15), on the announcement that the company was to purchase Lifetouch (the national leader in school photography), which greatly expands the company’s potential market.  The SFLY converts were your portfolio’s second largest contributor to performance during the period.

Outlook

After a nine-year post-financial crisis period of consistent underlying conditions for equity investing, things are slightly shifting.  The interest rate and regulatory cycles have reached an inflection point.  Regardless, the U.S. economy remains robust so far and continues to be a global leader.

Energy prices are still well below peak levels (natural gas has rebounded less than oil), despite their increase over the last two years and declining inventories worldwide.  This stimulates consumer spending and confidence in the long run both here and for non-oil producing countries abroad.  In the U.S. we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest and mortgage rates continue near historically low levels, although they have moved off the lows and look poised to move higher still.  Ultimately, higher rates are a reflection of better economic performance and some inflation, both of which are relative positives for equities compared to bonds.  Much depends on the path and pace of interest rates’ return to normalcy.  Although we are late in the economic cycle, the odds of an imminent recession without an unlikely full blown trade war seem low.

Investment-grade corporations have solid balance sheets and are accumulating excess cash and capital.  The corporate tax cuts and the inducement to repatriate foreign cash holdings are fueling optimism and should drive higher employment, M&A activity, and capital returns such as buybacks and dividends.  High-yield financing remains abundant and relatively inexpensive.  Profit margins remain near all-time high levels, currently 11%, and look to be at some risk from higher wages, interest expense, and input costs.

The consumer continues to power the economy forward despite the earliest signs of credit trouble brewing in the subprime and credit card arenas mentioned above.  We will remain vigilant on this issue.

PROSPECTOR FUNDS, INC.

In our estimation equity valuations remain at historically extended levels, in the ninth decile on trailing operating earnings.  We feel we are in the later stages of a bull market, although nothing is certain.  Equities look most reasonable when comparing earnings yields to Treasury or even corporate bond yields.  In any case, we believe the values inherent in the portfolio should attract acquirers and other investors over time.  Meanwhile, we believe equities are a superior asset allocation alternative to bonds over the longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Kevin R. O’Brien	Jason A. Kish

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  You cannot invest directly in an index.

The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  You cannot invest directly in an index.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Tangible Book value is the total net asset value of a company’s assets that shareholders would theoretically receive if a company were liquidated less intangible assets and goodwill.

EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization is essentially net income with interest, taxes, depreciation and amortization added back to it.

EPS – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock

ROE – Return on equity  is the amount of net income returned as a percentage of shareholders’ equity

FCF / Enterprise Value – Free Cash Flow (FCF) represents the cash a company can generate after required investment to maintain or expand its asset base.  Enterprise value is calculated as the market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2018

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Capital Appreciation Fund	8.74%	7.44%	8.33%	5.92%	5.56%
S&P 500 Index(2)	14.37%	11.93%	13.42%	10.17%	7.77%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2018

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Opportunity Fund	10.45%	10.44%	11.05%	10.13%	9.22%
Russell 2000 Index(2)	17.57%	10.96%	12.46%	10.60%	8.24%
Russell Midcap Index(3)	12.33%	9.58%	12.22%	10.23%	8.29%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example
June 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 – June 30, 2018).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01-01-2018)	Value (06-30-2018)	(01-01-2018 to 06-30-2018)
Capital Appreciation Actual(2)	$1,000.00	$1,015.90	$6.50
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51

Opportunity Actual(2)	1,000.00	1,024.00	6.52
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.35	6.51

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.30% and 1.30% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2018 of 1.59% and 2.40% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2018(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2018(1)(3)

Capital Appreciation Fund

Brown & Brown	3.2%
Forestar Group, 3.750%, 03/01/2020	3.1%
Verint Systems, 1.500%, 06/01/2021	3.0%
Hartford Financial Services Group	2.9%
FLIR Systems	2.9%
Hess	2.9%
Abbott Laboratories	2.9%
Domtar	2.7%
RenaissanceRe Holdings	2.5%
Microsoft	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2018(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2018(1)(3)

Opportunity Fund

Brown & Brown	3.8%
Cincinnati Financial	3.0%
RenaissanceRe Holdings	2.6%
Torchmark	2.4%
Microsoft	2.1%
White Mountains Insurance Group	2.1%
FLIR Systems	2.0%
KeyCorp	1.9%
HomeTrust Bancshares	1.9%
Hess	1.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2018

Capital Appreciation Fund
Description	Shares	Value
COMMON STOCKS – 77.5%

Banks – 3.4%
Associated Banc-Corp	11,000	$300,300
Comerica	1,900	172,748
Kearny Financial	15,400	207,130
Opus Bank	8,600	246,820
		926,998
Consumer Discretionary – 2.7%
Lowe’s Companies	6,600	630,762
Shutterfly*	993	89,400
		720,162
Consumer Staples – 12.3%
Campbell Soup	7,900	320,266
Coca-Cola	14,225	623,909
Colgate-Palmolive	7,900	511,999
Mondelez International, Class A	13,250	543,250
Nestle	6,300	489,215
Tootsie Roll Industries	16,107	496,901
Walgreens Boots Alliance	5,150	309,077
		3,294,617
Diversified Financial Services – 2.5%
Invesco	9,400	249,664
T. Rowe Price Group	3,600	417,924
		667,588
Energy – 7.4%
Hess	11,600	775,924
Imperial Oil	4,300	142,935
Noble Energy	15,363	542,007
Suncor Energy	12,900	524,772
		1,985,638
Healthcare – 9.5%
Abbott Laboratories	12,600	768,474
AstraZeneca – ADR	14,000	491,540
GlaxoSmithKline – ADR	5,650	227,751
Johnson & Johnson	4,725	573,332
Merck & Co.	8,300	503,810
		2,564,907

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2018

Capital Appreciation Fund
Description	Shares	Value
COMMON STOCKS – 77.5% (Continued)

Industrials – 2.1%
Eaton	7,450	$556,813

Information Technology – 8.9%
FARO Technologies*	6,400	347,840
FLIR Systems	14,950	776,951
Microsoft	6,700	660,687
Oracle	3,000	132,180
Paychex	3,000	205,050
Science Applications International	3,200	258,976
		2,381,684
Insurance Brokers – 3.2%
Brown & Brown	31,400	870,722

Life & Health Insurance – 1.7%
Aflac	10,400	447,408

Materials – 4.2%
Domtar	15,251	728,083
Louisiana-Pacific	14,800	402,856
		1,130,939
Multi-line Insurance – 4.5%
Hartford Financial Services Group	15,300	782,289
Loews	9,100	439,348
		1,221,637
Property & Casualty Insurance – 7.7%
Axis Capital Holdings	5,000	278,100
Berkshire Hathaway, Class B*	3,250	606,613
First American Financial	9,775	505,563
Hanover Insurance Group	2,000	239,120
Mercury General	4,200	191,352
Selective Insurance Group	4,450	244,750
		2,065,498
Real Estate – 3.1%
Four Corners Property Trust	20,248	498,708
Howard Hughes*	2,500	331,250
		829,958

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2018

Capital Appreciation Fund
Description	Shares	Value
COMMON STOCKS – 77.5% (Continued)

Reinsurance – 2.5%
RenaissanceRe Holdings	5,539	$666,452

Telecommunication Services – 1.8%
Telephone & Data Systems	17,875	490,133
Total Common Stocks
(Cost $16,050,330)		20,821,154

	Par
CONVERTIBLE BONDS – 15.0%

Consumer Discretionary – 1.2%
Liberty Media
2.125%, 03/31/2048 (a)	$319,300	314,054

Industrials – 2.3%
Chart Industries
1.000%, 11/15/2024 (a)	511,000	621,560

Information Technology – 6.7%
Akamai Technologies
0.125%, 05/01/2025 (a)	639,000	639,866
Synaptics
0.500%, 06/15/2022	368,500	363,959
Verint Systems
1.500%, 06/01/2021	810,000	794,969
		1,798,794
Materials – 1.7%
RTI International
1.625%, 10/15/2019	460,000	462,433

Real Estate – 3.1%
Forestar Group
3.750%, 03/01/2020	825,000	818,883
Total Convertible Bonds
(Cost $3,957,039)		4,015,724

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2018

Capital Appreciation Fund
Description	Par	Value
CORPORATE BONDS – 4.1%

Consumer Staples – 1.0%
CVS Health
2.250%, 08/12/2019	$263,000	$260,842

Healthcare – 1.3%
Amgen
2.200%, 05/22/2019	350,000	348,071

Telecommunication Services – 1.8%
Verizon Communications
3.500%, 11/01/2021	500,000	502,224
Total Corporate Bonds
(Cost $1,118,779)		1,111,137

	Shares
SHORT-TERM INVESTMENT – 3.3%
Invesco Treasury Portfolio, 1.764%^
(Cost $874,532)	874,532	874,532
Total Investments – 99.9%
(Cost $22,000,680)		26,822,547
Other Assets and Liabilities, Net – 0.1%		23,569
Total Net Assets – 100.0%		$26,846,116

*	Non-income producing security
ADR – American Depositary Receipt
(a)
Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser. As of June 30, 2018, the value of this investment was $1,575,480 or 5.9% of total net assets.

^	The rate shown is the annualized seven-day yield effective as of June 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2018

Opportunity Fund
Description	Shares	Value
COMMON STOCKS – 90.1%

Banks – 18.6%
Associated Banc-Corp	31,800	$868,140
Bank of N.T. Butterfield & Son	40,200	1,837,944
Beneficial Bancorp	94,500	1,530,900
Blue Hills Bancorp	42,500	943,500
BSB Bancorp*	10,680	367,392
Central Pacific Financial	43,800	1,254,870
Central Valley Community Bancorp	31,200	660,192
Citigroup	13,870	928,180
Comerica	7,100	645,532
First Connecticut Bancorp	34,700	1,061,820
HomeTrust Bancshares*	86,600	2,437,790
Kearny Financial	115,026	1,547,100
KeyCorp	126,600	2,473,764
OceanFirst Financial	30,100	901,796
Opus Bank	37,700	1,081,990
Oritani Financial	20,950	339,390
PCSB Financial	67,300	1,337,251
SI Financial Group	51,200	755,200
Waterstone Financial	78,000	1,329,900
Western New England Bancorp	130,235	1,432,585
		23,735,236
Consumer Discretionary – 8.0%
Darden Restaurants	4,300	460,358
Del Frisco’s Restaurant Group*	99,500	1,253,700
Habit Restaurants*	137,900	1,379,000
Home Depot	11,900	2,321,690
Hyatt Hotels, Class A	16,600	1,280,690
Noodles & Company*	144,104	1,772,479
Ruth’s Hospitality Group	34,900	978,945
William Hill	188,600	755,177
		10,202,039
Consumer Staples – 7.8%
Carlsberg A/S, Class B	6,100	718,620
Church & Dwight	41,000	2,179,560
Colgate-Palmolive	30,400	1,970,224
Mondelez International, Class A	36,400	1,492,400
Nestle	24,200	1,879,209

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2018

Opportunity Fund
Description	Shares	Value
COMMON STOCKS – 90.1% (Continued)

Consumer Staples – 7.8% (Continued)
Tootsie Roll Industries	55,959	$1,726,335
		9,966,348
Diversified Financial Services – 5.1%
Federated Investors, Class B	98,100	2,287,692
Invesco	65,500	1,739,680
Jefferies Financial Group	50,500	1,148,370
T. Rowe Price Group	10,800	1,253,772
		6,429,514
Energy – 3.8%
Hess	35,100	2,347,839
Imperial Oil	19,400	644,871
Noble Energy	53,600	1,891,008
		4,883,718
Healthcare – 4.9%
AstraZeneca – ADR	25,400	891,794
GlaxoSmithKline – ADR	24,500	987,595
Medtronic	14,000	1,198,540
Merck & Co.	30,148	1,829,984
Patterson Companies	55,550	1,259,318
		6,167,231
Industrials – 3.2%
CIRCOR International	27,300	1,009,008
Landstar System	13,100	1,430,520
Powell Industries	45,700	1,591,731
		4,031,259
Information Technology – 9.5%
FARO Technologies*	24,400	1,326,140
FLIR Systems	49,800	2,588,106
Maxim Integrated Products	18,300	1,073,478
Microsoft	26,600	2,623,026
Paychex	26,000	1,777,100
Synopsys*	6,700	573,319
VeriSign*	9,900	1,360,458
Xilinx	12,300	802,698
		12,124,325

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2018

Opportunity Fund
Description	Shares	Value
COMMON STOCKS – 90.1% (Continued)

Insurance Brokers – 3.8%
Brown & Brown	174,600	$4,841,657

Life & Health Insurance – 3.6%
Primerica	14,900	1,484,040
Torchmark	37,800	3,077,298
		4,561,338
Materials – 2.4%
Agnico Eagle Mines	25,000	1,145,750
Domtar	12,300	587,202
Kinross Gold*	97,100	365,096
Newmont Mining	17,200	648,612
Victoria Gold*	887,800	230,917
		2,977,577
Multi-line Insurance – 1.0%
Hartford Financial Services Group	25,500	1,303,815

Property & Casualty Insurance – 14.8%
Arch Capital Group*	55,200	1,460,592
Axis Capital Holdings	22,300	1,240,326
Cincinnati Financial	57,150	3,821,049
Employers Holdings	31,500	1,266,300
Hanover Insurance Group	13,800	1,649,928
Hiscox	84,715	1,704,988
Lancashire Holdings	177,900	1,331,221
Mercury General	41,100	1,872,516
Safety Insurance Group	7,400	631,960
Selective Insurance Group	23,600	1,298,000
White Mountains Insurance Group	2,881	2,611,944
		18,888,824
Real Estate – 1.0%
Cousins Properties	130,892	1,268,343

Reinsurance – 2.6%
RenaissanceRe Holdings	27,900	3,356,928
Total Common Stocks
(Cost $91,799,997)		114,738,152

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2018

Opportunity Fund
Description	Par	Value
CONVERTIBLE BOND – 0.4%

Real Estate – 0.4%
Forestar Group
3.750%, 03/01/2020
(Cost $459,104)	$450,000	$446,664

	Shares
SHORT-TERM INVESTMENT – 9.4%
Invesco Treasury Portfolio, 1.764%^
(Cost $11,935,604)	11,935,604	11,935,604
Total Investments – 99.9%
(Cost $104,194,705)		127,120,420
Other Assets and Liabilities, Net – 0.1%		183,805
Total Net Assets – 100.0%		$127,304,225

*	Non-income producing security
ADR – American Depositary Receipt
^	The rate shown is the annualized seven-day yield effective as of June 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2018

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $22,000,680 and $104,194,705, respectively)	$26,822,547	$127,120,420
Cash	3,977	9,207
Receivable for dividends and interest	60,055	143,776
Receivable for capital shares sold	—	189,139
Prepaid expenses	24,421	50,212
Total assets	26,911,000	127,512,754

LIABILITIES:
Payable to adviser, net	9,838	92,921
Accrued administration fees	7,046	16,698
Accrued audit and tax fees	24,121	24,121
Accrued legal fees	8,035	35,496
Accrued distribution fees	368	9,817
Accrued expenses and other liabilities	15,476	29,476
Total liabilities	64,884	208,529

NET ASSETS	$26,846,116	$127,304,225

COMPOSITION OF NET ASSETS:
Portfolio capital	$21,623,496	$100,080,200
Undistributed net investment income	82,258	570,013
Accumulated net realized gain on investments	318,596	3,730,382
Net unrealized appreciation of investments	4,821,766	22,923,630
Total net assets	$26,846,116	$127,304,225

CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,498,866	5,962,117

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$17.91	$21.35

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2018

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$44,735	$60,325
Dividend income	221,580	1,308,221
Less: Foreign taxes withheld	(3,561)	(13,254)
Total investment income	262,754	1,355,292

EXPENSES:
Investment advisory fees	147,294	659,709
Administration fees	25,094	61,302
Audit & tax fees	22,621	22,621
Fund accounting fees	20,322	22,888
Transfer agent fees	12,342	23,074
Registration fees	11,586	12,811
Legal fees	6,443	26,646
Directors’ fees	6,071	24,718
Distribution fees	5,802	42,294
Other expenses	3,129	11,187
Custodian fees	3,088	4,701
Postage and printing fees	1,550	6,793
Total expenses	265,342	918,744
Less: Fee waivers	(91,267)	(139,088)
Total net expenses	174,075	779,656
NET INVESTMENT INCOME	88,679	575,636

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	319,234	3,761,305
Net change in unrealized appreciation of investments	19,442	(1,509,388)
Net gain on investments	338,676	2,251,917

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$427,355	$2,827,553

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
OPERATIONS:
Net investment income	$88,679	$127,327
Net realized gain on investments	319,234	1,021,358
Net change in unrealized appreciation of investments	19,442	1,682,148
Net increase resulting from operations	427,355	2,830,833

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	75,031	263,509
Proceeds from reinvestment of distributions	—	1,496,681
Payments for shares redeemed	(421,269)	(1,934,889)
Redemption fees	—	21
Net decrease from capital share transactions	(346,238)	(174,678)

DISTRIBUTIONS PAID FROM:
Net investment income	—	(131,991)
Net realized gains	—	(1,422,407)
Total distributions to shareholders	—	(1,554,398)

TOTAL INCREASE IN NET ASSETS	81,117	1,101,757

NET ASSETS:
Beginning of period	26,764,999	25,663,242

End of period (including undistributed
(distributions in excess of) net investment income
of $82,258 and $(6,421), respectively)	$26,846,116	$26,764,999

TRANSACTIONS IN SHARES:
Shares sold	4,296	15,323
Shares issued in reinvestment of distributions	—	84,654
Shares redeemed	(23,532)	(109,788)
Net decrease	(19,236)	(9,811)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
OPERATIONS:
Net investment income	$575,636	$557,560
Net realized gain on investments	3,761,305	5,417,263
Net change in unrealized appreciation of investments	(1,509,388)	5,023,381
Net increase resulting from operations	2,827,553	10,998,204

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,469,113	12,146,454
Proceeds from reinvestment of distributions	—	6,917,514
Payments for shares redeemed	(4,601,870)	(12,535,701)
Redemption fees	83	1,267
Net increase from capital share transactions	7,867,326	6,529,534

DISTRIBUTIONS PAID FROM:
Net investment income	—	(544,927)
Net realized gains	—	(6,915,897)
Total distributions to shareholders	—	(7,460,824)

TOTAL INCREASE IN NET ASSETS	10,694,879	10,066,914

NET ASSETS:
Beginning of period	116,609,346	106,542,432

End of period (including undistributed
(distributions in excess of) net investment income
of $570,013 and $(5,623), respectively)	$127,304,225	$116,609,346

TRANSACTIONS IN SHARES:
Shares sold	584,949	586,858
Shares issued in reinvestment of distributions	—	329,877
Shares redeemed	(216,201)	(605,456)
Net increase	368,748	311,279

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2018	Year Ended December 31,
	(Unaudited)	2017	2016	2015	2014	2013
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$17.63	$16.80	$14.84	$15.61	$17.11	$15.19

OPERATIONS:
Net investment income	0.06	0.09	0.22	0.21	0.11	0.18
Net realized and unrealized
gain (loss) on investments	0.22	1.82	1.96	(0.60)	0.63	2.72
Total from operations	0.28	1.91	2.18	(0.39)	0.74	2.90

LESS DISTRIBUTIONS:
From net investment income	—	(0.09)	(0.22)	(0.37)	(0.27)	(0.17)
From net realized gains	—	(0.99)	—	(0.01)	(1.97)	(0.81)
Total distributions	—	(1.08)	(0.22)	(0.38)	(2.24)	(0.98)

NET ASSET VALUE:
End of period	$17.91	$17.63	$16.80	$14.84	$15.61	$17.11

TOTAL RETURN(1)	1.59%	11.38%	14.68%	(2.52)%	4.18%	19.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$26,846	$26,765	$25,663	$24,328	$38,398	$41,659
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.98%	2.02%	2.06%	1.88%	1.74%	1.77%
After expense reimbursement(2)	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(2)	(0.02)%	(0.23)%	0.58%	0.47%	0.05%	0.61%
After expense reimbursement(2)	0.66%	0.49%	1.34%	1.05%	0.49%	1.08%
Portfolio turnover rate(1)	13%	23%	32%	35%	48%	31%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2018	Year Ended December 31,
	(Unaudited)	2017	2016	2015	2014	2013
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$20.85	$20.17	$17.29	$20.75	$21.51	$18.05

OPERATIONS:
Net investment income	0.10	0.11	0.13	0.14	0.13	0.07
Net realized and unrealized
gain on investments	0.40	1.98	3.50	0.18	1.48	4.84
Total from operations	0.50	2.09	3.63	0.32	1.61	4.91

LESS DISTRIBUTIONS:
From net investment income	—	(0.10)	(0.22)	(0.17)	(0.16)	(0.07)
From net realized gains	—	(1.31)	(0.53)	(3.61)	(2.21)	(1.38)
Total distributions	—	(1.41)	(0.75)	(3.78)	(2.37)	(1.45)

NET ASSET VALUE:
End of period	$21.35	$20.85	$20.17	$17.29	$20.75	$21.51

TOTAL RETURN(1)	2.40%	10.33%	21.02%	1.33%	7.36%	27.25%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$127,304	$116,609	$106,542	$86,128	$91,448	$97,751
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.53%	1.58%	1.59%	1.61%	1.53%	1.57%
After expense reimbursement(2)	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.73%	0.23%	0.41%	0.28%	0.23%	0.08%
After expense reimbursement(2)	0.96%	0.51%	0.70%	0.59%	0.46%	0.35%
Portfolio turnover rate(1)	16%	26%	42%	36%	40%	25%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2018

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2018, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$20,821,154	$—	$—	$20,821,154
Convertible Bonds	—	4,015,724	—	4,015,724
Corporate Bonds	—	1,111,137	—	1,111,137
Short-Term Investment	874,532	—	—	874,532
Total Investments	$21,695,686	$5,126,861	$—	$26,822,547

	Level 1	Level 2	Level 3	Total
Opportunity Fund
Common Stocks	$114,738,152	$—	$—	$114,738,152
Convertible Bond	—	446,664	—	446,664
Short-Term Investment	11,935,604	—	—	11,935,604
Total Investments	$126,673,756	$446,664	$—	$127,120,420

Refer to each Fund’s Schedule of Investments for further sector breakout.

Transfers between levels are recognized at the beginning of the reporting period.  During the six months ended June 30, 2018, the Funds recognized no transfers between levels.  The Funds did not invest in any Level 3 investments during the period.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the six months ended June 30, 2018, the Funds held no derivative instruments.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2017 remains subject to examination by taxing authorities.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases:  (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At June 30, 2018, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

Subsequent Events – Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2018, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS

During the six months ended June 30, 2018, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales
Capital Appreciation Fund	$3,852,753	$3,304,692
Opportunity Fund	22,079,209	18,425,557

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2017, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Appreciation/	Income
	Appreciation	Depreciation	Depreciation	Tax Cost
Capital Appreciation Fund	$4,942,892	$(228,164)	$4,714,728	$22,070,801
Opportunity Fund	25,772,294	(1,346,902)	24,425,392	92,240,038

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

At December 31, 2017, the Funds’ most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Losses	Appreciation	Earnings
Capital Appreciation Fund	$24,744	$62,772	$(6,979)	$4,714,728	$4,795,265
Opportunity Fund	—	—	(28,920)	24,425,392	24,396,472

As of December 31, 2017, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund did not defer any late year losses. The Opportunity Fund plans to defer, on a tax basis, late year losses of $23,297.

There were no distributions paid during the six months ended June 30, 2018.

The tax character of distributions paid during the fiscal year ended December 31, 2017 were as follows:

	Ordinary		Long Term
	Income	*	Capital Gains	**	Total
Capital Appreciation Fund	$305,965		$1,248,433		$1,554,398
Opportunity Fund	1,207,785		6,253,039		7,460,824

*	For federal income tax purposes, distributions of short-term capital gains are included in ordinary income distributions.
**	Funds designate long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.10% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its management fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.30% of its average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of June 30, 2018, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least September 30, 2019.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/18	$189,898	$272,070
12/31/19	184,289	270,491
12/31/20	186,958	302,782
12/31/21	91,267	139,088
Total	$652,412	$984,431

As of June 30, 2018, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2018, Capital Appreciation Fund and Opportunity Fund incurred expenses of $5,802 and $42,294 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
June 30, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)*    /s/John D. Gillespie
John D. Gillespie, President
Date    9/10/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John D. Gillespie
John D. Gillespie, President

Date    9/10/18

By (Signature and Title)*    /s/Peter N. Perugini, Jr.
Peter N. Perugini, Jr., Treasurer

Date    9/10/18

* Print the name and title of each signing officer under his or her signature.